VOYA SEPARATE PORTFOLIOS TRUST
Voya Investment Grade Credit Fund
(the “Fund”)
Supplement dated May 30, 2025
to the Funds’ Class A, Class I, Class R6, and Class W Shares’
Summary Prospectus and Prospectus, each dated July 31, 2024, as supplemented
(together, the “Prospectuses”)
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
In accordance with recent changes to regulatory disclosure requirements regarding investment company names, the Fund’s policy to invest in accordance with the investment focus that the Fund’s name suggests (the “80% Investment Policy”) is changed effective July 31, 2025 (the “Effective Date”), as set forth below.
Current 80% Investment Policy	New 80% Investment Policy as of the
Effective Date
Under normal market conditions, the Fund invests	Under normal circumstances, the Fund invests at
at least 80% of its net assets (plus borrowings for	least 80% of its net assets (plus the amount of any
investment purposes) in investment-grade fixed-	borrowings for investment purposes) in
income securities.	investments with an investment grade credit
rating.
For purposes of the New 80% Investment Policy, an investment with an investment grade credit rating means an instrument that is rated investment grade by one or more nationally recognized statistical rating organizations (“NRSROs”) (e.g., rated Baa3 or above by Moody’s Ratings (“Moody’s”), or BBB- or above by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”)) or, if unrated, is determined by the Fund to be of comparable quality.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE